                                                                   Exhibit 10.9

                         REPROCESSING SERVICES AGREEMENT

This Agreement for Reprocessing Services ("Agreement") is made and entered into this day of __________, 2001, by and between [Group or Hospital Name, a [State] corporation, on behalf of its respective wholly owned subsidiary or affiliated entities listed on Exhibit A (the "Medical Facility"), and Alliance Medical Corporation ("Alliance").

RECITALS

         WHEREAS, Alliance is in the business of providing the delivery of disposable medical device reprocessing services, and

         WHEREAS, Medical Facility agrees to compensate Alliance for services rendered.

         NOW, THEREFORE, in consideration of the foregoing premises and the terms and conditions contained herein, the parties agree as follows:

                                   ARTICLE I
                       RELATIONSHIP AND DUTIES OF PARTIES
                       ----------------------------------

1.1.     SERVICES

         The Services provided under this Agreement include all disposable medical device-reprocessing programs offered by Alliance to healthcare delivery entities. The services shall include the cleaning, sharpening and/or functional testing and reprocessing, sterile packaging and sterilization of Alliance approved medical instruments as further defined in Exhibit B (the "Services") which is made part of this Agreement. In consideration of the pricing offered, Medical Facility agrees that Alliance shall be the exclusive provider of Services to Medical Facility.

1.2.     PRICING

         Alliance agrees to provide Services to Medical Facility at the pricing schedule agreed to and attached to this document as Exhibit C, (the "Pricing Schedule") which is made part of this Agreement. Alliance will provide quarterly usage and savings reports to Medical Facility for each of the facilities listed in Exhibit A that utilize the Services offered under this Agreement.

1.3.     WARRANTY

         Under this Agreement, Alliance will perform Services in accordance with the U.S. Food and Drug Administration's (FDA) Quality System Regulation (QSR) and offer Medical Facility the standard Alliance Warranty for all devices reprocessed by Alliance as stated in Exhibit D, (the "Alliance Warranty") which is made part of this Agreement.



       __________________________________________________________________
Page 1 of 18             Alliance:__________           Medical Facility:________

1.4.     RETURNS

         Medical Facility will receive full credit on account for any item returned and found not to be clean, sharp, functional, and/or sterile for single-use, provided that such item has not been or will not be resold, modified, altered or treated by Medical Facility or any other party.

1.5.     PRODUCT LIABILITY INSURANCE

         Alliance, at its sole cost and expense, shall procure and maintain throughout the term of this Agreement, a policy or policies of liability insurance covering Alliance's activities under this Agreement from an insurance carrier licensed and authorized to sell or approved to place liability insurance policies of this nature in the State of [State of Medical Facility] which is rated by A.M. Best Company, or equivalent insurance rating agency, as "A-", or better, financial class "VII", or better, and reasonably acceptable to Medical Facility, and with combined limits not less than $25,000,000. Alliance will also provide Medical Facility with a "Certificate of Insurance" which verifies the limits of insurance provided to Medical Facility.

1.6.     COMPLIANCE WITH LEGAL AND REGULATORY STANDARDS; CHANGES IN LAW

         A.       COMPLIANCE.

                  Alliance agrees to comply with all applicable local, state and federal laws and regulations governing the Services provided under this Agreement. This includes, but is not limited to, those outlined, published, accepted or otherwise adopted by the U.S. Food and Drug Administration (FDA), the Association for the Advancement of Medical Instrumentation (AAMI) and the Occupational Health and Safety Administration (OSHA). Medical Facility agrees to comply with all applicable local, state and federal laws in connection with the Services provided under this Agreement.

         B.       LEGAL EVENT; CONSEQUENCES.

                  Notwithstanding any other provision of this Agreement, if the government agencies that administer the Medicare, Medicaid or other Federal programs (or their representatives or agents) or any other Federal, State or Local government or non-government agency or any court or administrative tribunal passes, issues or promulgates any law, rule, regulation, standard, interpretation, order, decision or judgment, including but not limited to, those relating to any regulations pursuant to State or Federal anti-kickback or self-referral statutes (collectively or individually "Legal Event") which, in the good faith judgment of one party (the "Noticing Party") materially and adversely affects either party's licensure, accreditation, certification or ability to refer, accept for referral, bill, claim, present a bill or claim or to receive payment or reimbursement from any Federal, State or Local government or non-government payor, or which subjects the Noticing Party to a risk of prosecution or civil monetary penalty or which, in the good faith judgment of the Noticing Party, indicates a rule or regulation with which the Noticing Party desires further compliance, then the Noticing Party may give the other party notice of intent to amend or terminate the agreement in accordance with the next subparagraph.


       __________________________________________________________________
Page 2 of 18             Alliance:__________           Medical Facility:________

         1.       NOTICE REQUIREMENTS.

                  The Noticing Party shall give notice to the other party together with an Opinion of Counsel setting forth the following information:

                  a.       The Legal Event(s) giving rise to the notice;

                  b. The consequences of the Legal Event(s) as to the Noticing Party;

                  c.       The Noticing Party's intention to either:

                           (1) Terminate the Agreement due to unacceptable risk of prosecution or civil monetary penalty; or

                           (2) Amend the Agreement, together with a statement that the purpose thereof is one or more of the following:

                                    (a)      To further comply with any
                                             anti-kickback or Stark II statutory
                                             provisions or rules or regulations
                                             created or affected by the Legal
                                             Event(s); and/or

                                    (b)      To satisfy, any licensure,
                                             accreditation or certification
                                             requirements created or affected by
                                             the Legal Event(s); and/or

                                    (c)      To eliminate or minimize the risk
                                             of prosecution or civil monetary
                                             penalty.

                  d.       The Noticing Party's proposed amendment(s); and

                  e. The Noticing Party's request for commencement of the Renegotiation Period (as defined below).

         2.       RENEGOTIATION PERIOD; TERMINATION.

                  In the event of notice under either subparagraph b(2)(a) or b(2)(b) above, the parties shall have ten (10) days from the giving of such notice ("Renegotiation Period") within which to attempt to amend the Agreement in accordance with the Noticing Party's proposal (if any) or otherwise as the parties may agree. If the Agreement is not so amended within the Renegotiation Period, the Agreement shall terminate as of midnight on the tenth (10th) day after said notice was given. Except as otherwise required by applicable law, any amounts owing to either party hereunder shall be paid, on a pro rata basis, up to the date of such termination and any obligation hereunder that is to continue beyond expiration or termination shall so continue pursuant to its terms. All Opinions of Counsel presented by the Noticing Party hereunder, and any corresponding Opinions given by the other party in response, shall be deemed confidential and given solely for purposes of renegotiation and settlement of a potential dispute and shall not be


       __________________________________________________________________
Page 3 of 18             Alliance:__________           Medical Facility:________
         deemed disclosed so as to waive any privileges otherwise applicable to said Opinions.

         3.       Additional Address for Notice.

                  For purposes of any notices required by this section 1.6, the following address shall be added to the list of Notice requirements:

                           Name of Medical Facility
                           Street Address
                           City, ST xxxxx
                           Attn:  Primary Contact Person's Name

1.7.     CONFIDENTIALITY

         A.       MEDICAL FACILITY INFORMATION.

                  Alliance recognizes and acknowledges that, by virtue of entering into the Agreement and providing Services to Medical Facility hereunder, Alliance may have access to certain information of Medical Facility that is confidential and constitutes valuable, special and unique property of Medical Facility. Alliance agrees that Alliance shall not, at any time either during or subsequent to the term of the Agreement, disclose to others, use, copy or permit to be copied, without Medical Facility's express prior written consent except pursuant to Alliance's duties hereunder, any confidential or proprietary information of Medical Facility, including but not limited to, information which concerns Medical Facility's patients, costs or treatment methods developed by Medical Facility and which is not otherwise available to the public.

         B.       ALLIANCE INFORMATION.

                  Medical Facility recognizes and acknowledges that, by virtue of entering into the Agreement and accepting Services from Alliance hereunder, Medical Facility may have access to certain information of Alliance that is confidential and constitutes valuable, special and unique property of Alliance. Medical Facility agrees that Medical Facility shall not, at any time either during or subsequent to the term of the Agreement, disclose to others, use, copy or permit to be copied, without Alliance's express prior written consent except pursuant to Medical Facility's duties hereunder, any confidential or proprietary information of Alliance, including but not limited to, information which concerns Alliance's patents, processes, protocols or costs developed by Alliance and which is not otherwise available to the public.

         C.       NONDISCLOSURE.

                  Except for disclosure to Alliance's legal counsel, accountant or financial advisors (none of whom shall be associated or affiliated in any way with Medical Facility or any of its affiliates), Alliance shall not disclose the terms of this Agreement to any person who is not a party or signatory to this Agreement, unless disclosure thereof is required by law or otherwise authorized by this Agreement or consented to by Medical Facility.



       __________________________________________________________________
Page 4 of 18             Alliance:__________           Medical Facility:________

                  Except for the disclosure to Medical Facility's legal counsel, accountant or financial advisors (none of whom shall be associated or affiliated in any way with Alliance), Medical Facility shall not disclose the financial terms of this Agreement to any person who is not a party or signatory to this Agreement, unless disclosure thereof is required by law or otherwise authorized by this Agreement or consented to by Alliance. Unauthorized disclosure of the terms of the Agreement shall be a material breach of the Agreement and shall provide Medical Facility with the option of pursuing remedies for breach or immediate termination of the Agreement.

         D.       PATIENT INFORMATION.

                  Alliance shall not disclose to any third party, except where permitted or required by law or where such disclosure is expressly approved by Medical Facility in writing (provided Medical Facility obtains patient consent), any patient or medical record information regarding Medical Facility patients, and Alliance shall comply with all Federal and State laws and regulations and all bylaws, rules, regulations and policies of Medical Facility and Medical Facility's Medical Staff regarding the confidentiality of such information. Alliance acknowledges that in receiving or otherwise dealing with any records or information from Medical Facility about Medical Facility's patients receiving treatment for alcohol or drug abuse, Alliance is fully bound by the provisions of the Federal regulations governing Confidentiality of Alcohol and Drug Abuse Patient Records (42 C.F.R.
         Part 2, as amended from time to time).

1.8.     COLLECTION AND SHIPPING

         A.       SHIPPING CHARGES.

                  Alliance will assume all charges for shipping any collected product from Medical Facility facilities to Alliance. Return shipments to Medical Facility facilities will include a flat $9.50 charge and will be sent standard or "ground" delivery by common carrier. In the event Medical Facility requires immediate or overnight shipping, any charges in excess of the flat fee will be the responsibility of Medical Facility. These additional charges will be added to the facilities invoice for the order specified as "Rush."

         B.       COLLECTION.

                  Alliance agrees to provide Medical Facility with sufficient packaging and shipping supplies. Medical Facility shall comply with the shipping and collection protocols (the "Protocols") as provided to Medical Facility by Alliance

         C.       ACKNOWLEDGMENT.

                  Medical Facility acknowledges that Alliance has provided and Medical Facility has received the Protocols.


       __________________________________________________________________
Page 5 of 18             Alliance:__________           Medical Facility:________

                  1.       Alliance Collection Box:

                           Services offered under this mechanism require some level of decontaminated and sorting of collected instruments. Products are sent directly to the Alliance processing plant for Services.

                  2.       ORDirect or `Mail-Away' Programs:

                           Services offered under this mechanism require no decontamination on the part of Medical Facility. Collected products are sent directly to one of Alliance's licensed medical waste facilities operated in partnership with Stericycle for the sorting and decontamination of collected product before being shipped to the Alliance's reprocessing plant in Phoenix, Arizona.

         D.       TIME PROVISIONS.

                  Alliance agrees to provide the Services within six (6) weeks of receipt of the products from Medical Facility, provided that Alliance has received a standing/blanket purchase order from Medical Facility.

1.9.     WASTE DISPOSAL AND REMOVAL

         All rights to and ownership of any waste that Alliance determines cannot be reprocessed and returned to Medical Facility shall be transferred to Alliance upon determination by Alliance that waste cannot be reprocessed. If such waste needs to be sorted, decontaminated and destroyed, Alliance will perform these services at no extra charge to Medical Facility. Alliance will also ensure that waste is destroyed by a licensed medical waste facility and will keep the required documentation on file to indicate that such waste was destroyed as required by applicable Federal and State regulations.

1.10.    OWNERSHIP OF MEDICAL DEVICES TO BE REPROCESSED

         Medical Facility acknowledges that it retains the ownership of the medical devices and that the Service provided by Alliance is not in violation of contractual obligations Medical Facility has with the original equipment manufacturer of the devices that would prohibit the devices' reprocessing.

                                   ARTICLE II
                                 REPRESENTATIONS
                                 ---------------

2.1. Alliance represents that it possesses the power and authority to enter into this Agreement.

2.2. Alliance represents that by entering into this Agreement it will not violate any of its existing agreements or any of its contractual duties.

2.3. Medical Facility represents that it possesses the power and authority to enter into this Agreement.


       __________________________________________________________________
Page 6 of 18             Alliance:__________           Medical Facility:________

2.4. Medical Facility represents that by entering into this Agreement it will not violate any of its existing agreements, contractual duties, or policies.

                                  ARTICLE III
                                TERM OF AGREEMENT
                                -----------------

3.1. This Agreement shall remain in force for two (2) years from the date this Agreement is executed by both parties. This Agreement will renew automatically at the end of the term and each year thereafter, for an additional year, upon the written agreement of both parties unless terminated by either party for the following reason(s):

         A.       TERMINATION WITHOUT CAUSE.

                  At any given time, either party may, in its sole discretion, terminate this Agreement without cause by giving the other party at least sixty (60) days' prior written notice.

         B.       TERMINATION FOR BREACH.

                  Either party may terminate this Agreement upon breach by the other party of any material provision of this Agreement, provided such breach continues for fifteen (15) days after receipt by the breaching party of written notice of such breach from the non-breaching party (the "Breach Period"). The breaching party may cure such breach prior to the Breach Period, thereby precluding termination under this section.

         C.       EFFECT OF TERMINATION.

                  As of the effective date of termination of this Agreement, neither party shall have any further rights or obligations hereunder except: (1) as otherwise provided in Sections 1.5, 1.7 and 4.2; (2) for rights and obligations accruing prior to such effective date of termination including the full payment of invoices for services rendered up to the time of the termination; or (3) arising as a result of any breach of this Agreement.

                                   ARTICLE IV
                         ARBITRATION AND INDEMNIFICATION
                         -------------------------------

4.1.     ARBITRATION

         Any controversy or claim arising out of or relating to this Agreement shall be settled by binding arbitration in accordance with the applicable rules of the [American Health Lawyers Association] Dispute Resolution Service (the "DRS") (or, if not then in existence, the American Arbitration Association or a successor organization of either), or such other rules as may be agreed upon by the parties, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof, subject to the following terms, conditions, and exceptions:


       __________________________________________________________________
Page 7 of 18             Alliance:__________           Medical Facility:________

         A.       NUMBER OF ARBITRATORS.

         There shall be one arbitrator agreed to by the parties from the DRS or, if the parties cannot agree on one arbitrator, there shall be three (3) arbitrators whose selection shall be made in accordance with the procedures then existing for the selection of such arbitrators by the DRS.

         B.       VENUE.

                  The venue of any arbitration shall be [County of Medical Facility] County, [State of Medical Facility] and the arbitration shall be conducted in accordance with the laws of the State of Arizona.

         C.       APPLICABLE RULES.

                  Notwithstanding any provision of Arizona law or the applicable rules of the DRS to the contrary, each party shall have all of the rights of discovery pertaining to civil litigation as provided in Arizona law. Unless the parties otherwise agree in writing, any arbitration hereunder shall be conducted in accordance with the rules of evidence existing in the State of Arizona at the time of the arbitration.

         D.       COSTS AND EXPENSES.

                  Each of the parties will share equally in the costs and expenses of arbitration unless the arbitrators find that the position of the non-prevailing party in such arbitration was without substantial justification, in which event the arbitrators may assess all or an unequal portion of such costs and expenses together with reasonable attorneys' fees against the non-prevailing party, as the arbitrators deem equitable.

4.2.     INDEMNIFICATION

         A.       BY ALLIANCE.

                  Alliance hereby covenants and agrees to protect, defend, indemnify and hold harmless Medical Facility, its legal representatives, employees, agents, officers, affiliates and assigns, and each of them, from and against any claim, loss, damage, cost, expense or liability, including but not limited to reasonable attorneys' fees, arising out of or related to the breach of this Agreement for failure to perform Services and/or dispose of waste pursuant to Section 1.9. Alliance shall only be liable to Medical Facility for incidental or consequential damages arising out of or related to any act or omission of Alliance and Alliance makes no warranty, express or implied, other than such warranties as expressly described in this Agreement. This indemnification shall survive indefinitely.

         B.       BY MEDICAL FACILITY.

                  Medical Facility hereby covenants and agrees to protect, defend, indemnify and hold harmless Alliance, its legal representatives, employees, agents, officers, affiliates and assigns, and each of them, from and against any claim, loss, damage, cost, expense or liability, including but not limited to reasonable attorneys' fees, arising out of or related


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Page 8 of 18             Alliance:__________           Medical Facility:________
         to the performance or nonperformance by Medical Facility of any obligations or services to be performed or provided by Medical Facility under this Agreement. This indemnification shall survive indefinitely.

4.3.     GOVERNING LAW.

         This Agreement shall be construed in accordance with the laws of the State of Arizona. The provisions of this paragraph shall survive expiration or other termination of this Agreement regardless of the cause of such termination.

                                   ARTICLE V
                            MISCELLANEOUS PROVISIONS
                            ------------------------

5.1.     ENTIRE AGREEMENT; MODIFICATION.

         This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements, oral or written, and all other communications between the parties relating to such subject matter. This Agreement may not be amended or modified except by mutual written agreement.

5.2.     REFERRALS.

         The parties acknowledge that none of the benefits granted Alliance hereunder are conditioned on any requirement that Alliance make referrals to, be in a position to make or influence referrals to or otherwise generate business for Medical Facility. The parties further acknowledge that Alliance is not restricted from establishing staff privileges at, referring any patient to, or otherwise generating any business for any other facility of Alliance's choosing.

5.3.     COUNTERPARTS.

         This Agreement may be executed in one or more counterparts, all of which together shall constitute only one Agreement.

5.4.     WAIVER.

         A waiver by either party of a breach or failure to perform hereunder shall not constitute a waiver of any subsequent breach or failure.

5.5.     SEVERABILITY.

         If any provision of this Agreement, or its application to any person or circumstances, is invalid or unenforceable, then the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby.

5.6.     CAPTIONS.

         The captions contained herein are used solely for convenience and shall not be deemed to define or limit the provisions of this Agreement.


       __________________________________________________________________
Page 9 of 18             Alliance:__________           Medical Facility:________

5.7.     ASSIGNMENT; BINDING EFFECT

         Alliance shall not assign or transfer, in whole or in part, this Agreement or any of Alliance's rights, duties or obligations under this Agreement without the prior written consent of Medical Facility, and any assignment or transfer by Alliance without such consent shall be void. Medical Facility shall not assign or transfer, in whole or in part, this Agreement or any of Medical Facility's rights, duties or obligations under this Agreement without the prior written consent of Alliance, and any assignment or transfer by Medical Facility without such consent shall be void. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, representatives, successors and permitted assigns.

AGREED TO BY BOTH PARTIES THIS ____________ DAY OF ______________________  2000.

[NAME OF GROUP/HOSPITAL]                 ALLIANCE MEDICAL CORPORATION
ON BEHALF OF THEIR SUBSIDIARY
AND AFFILIATED CORPORATIONS
SET FORTH ON EXHIBIT A

By:                                      By:
   _______________________________          ____________________________________
Name:                                    Name:  John Pirie
     _____________________________            __________________________________
Its:                                     Its: Vice President, Corporate Accounts
     _____________________________            __________________________________


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Page 10 of 18             Alliance:__________           Medical Facility:_______

                                    Exhibit A

                    MEDICAL FACILITY FACILITIES & AFFILIATES

 FACILITY NAME                   COUNTY                                OWNERSHIP NAME
                                                           (Corporation unless otherwise indicated)





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Page 11 of 18             Alliance:__________           Medical Facility:_______

                                    Exhibit B
                                    Services

                     Reprocessing (Previously Used Devices)

CLINICAL AREA
(FDA CATEGORY)                    FDA             PRE-                                       SAMPLE MANUFACTURERS
DEVICE                          CLASS(es)        MARKET               NOTES                 (NOT A COMPLETE LISTING)
-----------------------------------------------------------------------------------------------------------------------------------
CARDIOVASCULAR
-----------------------------------------------------------------------------------------------------------------------------------
  Aortic Punch                     I              N/A                                      DeKnatel, Medtronic, Portex, Weck
-----------------------------------------------------------------------------------------------------------------------------------
  Chest Retractor/Heart            I              N/A                                      CTS (Midcab Retractor)
  Stabilizer
-----------------------------------------------------------------------------------------------------------------------------------
  Compression Sleeves              II             510(k)                                   ALP, Aircast, Gaymar/Plexi-Pulse,
                                                                                           Huntleigh - Flowtron, Kendall,
                                                                                           Venodyne,
-----------------------------------------------------------------------------------------------------------------------------------
  Electrophysiology Catheters      II             510(k)      - Diagnostic, non-lumened,   Cordis Webster, Daig, EP
                                   III            PMA           non-coated catheters       Technologies, Mansfield
                                                                only                       Webster, Medtronic
-----------------------------------------------------------------------------------------------------------------------------------


SURGERY:
ENDOSCOPIC/LAPAROSCOPIC
-----------------------------------------------------------------------------------------------------------------------------------
  Babcocks                         II             510(k)      - Lumened devices only       Autosuture (US Surgical),
                                                                                           Ethicon
-----------------------------------------------------------------------------------------------------------------------------------
  Laparoscopic Clamps              II             510(k)      - Lumened devices only       Ethicon, V. Mueller, Weck
-----------------------------------------------------------------------------------------------------------------------------------
  Laparoscopic Dissectors          II             510(k)                                   Autosuture (US Surgical),
                                                                                           Ethicon, Richards
-----------------------------------------------------------------------------------------------------------------------------------
  Laparoscopic Graspers/Forceps    II             510(k)      - Lumened devices only       Aspen, Autosuture (US Surgical),
                                                                                           Corson, Ethicon, Everest Medical,
                                                                                           Marlow, Origin, Richard Allen,
                                                                                           Stryker, Storz, Weck
-----------------------------------------------------------------------------------------------------------------------------------
  Laparoscopic Scissors/Shears     II             510(k)      - Lumened devices only       Aspen, Autosuture (US Surgical),
                                                                                           Corson, Ethicon, Everest Medical,
                                                                                           Marlow, Origin, Richard Allen,
                                                                                           Stryker, Storz, Weck
-----------------------------------------------------------------------------------------------------------------------------------
  Trocars                          II             510(k)      - No devices with chambers   Applemed, Autosuture (US Surgical
                                                                or valves will be          Core, Ethicon, Innerdyne, Lite), Medical,
                                                                processed                  Origin, Richards, Weck
                                                              - Applemed products
                                                                without sheaths will
                                                                not be processed
-----------------------------------------------------------------------------------------------------------------------------------
  Cannula Sets                     I              N/A         - Complete sets only         Acufex, Applemed, Dyonics,
                                                                                           Linvatec
-----------------------------------------------------------------------------------------------------------------------------------
  Electrodes                       II             510(k)      - Teflon coated electrodes
                                                                will not be processed
-----------------------------------------------------------------------------------------------------------------------------------
  Endocautery                      II             510(k)      - No cautery tips or
                                                                pencils  will be
                                                                processed
-----------------------------------------------------------------------------------------------------------------------------------



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Page 12 of 18             Alliance:                     Medical Facility:
                                   -------------                         -------

CLINICAL AREA
(FDA CATEGORY)                    FDA             PRE-                                       SAMPLE MANUFACTURERS
DEVICE                          CLASS(es)        MARKET               NOTES                 (NOT A COMPLETE LISTING)
-----------------------------------------------------------------------------------------------------------------------------------
SURGERY:
ENDOSCOPIC/LAP. (CON'T)
-----------------------------------------------------------------------------------------------------------------------------------
  Harmonic Scalpels                II             510(k)      - Lumened devices only;      Ethicon, Ultracission (LCS)
                                                                must include handle and
                                                                blade
-----------------------------------------------------------------------------------------------------------------------------------
  Scissors Tips                    I              510(k)                                   Aspen, Autosuture (US Surgical),
                                                                                           Corson, Ethicon, Everest Medical,
                                                                                           Marlow, Megadyne, Origin, Richard
                                                                                           Allen, Stryker, Storz, Weck
-----------------------------------------------------------------------------------------------------------------------------------


SURGERY:
GENERAL OR
-----------------------------------------------------------------------------------------------------------------------------------
  Blades                           II             510(k)
  (Cystotome)
-----------------------------------------------------------------------------------------------------------------------------------
  Carpal Tunnel Release            I              N/A                                      3M, Micro-Aire
  System
-----------------------------------------------------------------------------------------------------------------------------------
  Curettes                         I              N/A                                      Richards, Sklar, Stryker, Zimmer
-----------------------------------------------------------------------------------------------------------------------------------
  Gouges                           I              N/A                                      Codman, Miltex, Richards, Sparta,
                                                                                           Zimmer
-----------------------------------------------------------------------------------------------------------------------------------
  Scissors                         I              N/A                                      Autosuture, Circon, Ethicon,
                                                                                           Everest Medical, Jarit, Pilling
                                                                                           Weck, Richards, Storz, Weck, Zimmer
-----------------------------------------------------------------------------------------------------------------------------------
  Tourniquet Cuffs                 II             510(k)                                   DePuy, Smith & Nephew, Zimmer
-----------------------------------------------------------------------------------------------------------------------------------


GASTROENTEROLOGY/UROLOGY
-----------------------------------------------------------------------------------------------------------------------------------
  Biopsy Forceps                   I              N/A         - Devices without a handle   Americat, Ballard, Bard, Dyonics,
                                                                will not be processed      Jarit, Medical Innovations,
                                   II             510(k)                                   Microvasive, Olympus, U.S.E.,
                                                                                           Wilson-Cook
-----------------------------------------------------------------------------------------------------------------------------------
  Biopsy Snares                    I              N/A                                      Amercat, Ballard, Bard, Dyonics,
                                                                                           Jarit, Medical Innovations,
                                   II             510(k)                                   Microvasive, Olympus, U.S.E.,
                                                                                           Wilson-Cook
-----------------------------------------------------------------------------------------------------------------------------------
  Cannulatomes/Sphinctertomes      II             510(k)                                   Amercat, Ballard, Bard, Dyonics,
                                                                                           Jarit, Medical Innovations,
                                                                                           Microvasive, Olympus, U.S.E.,
                                                                                           Wilson-Cook
-----------------------------------------------------------------------------------------------------------------------------------
  ERCP Cannulas                    II             510(k)                                   Microvasive
-----------------------------------------------------------------------------------------------------------------------------------
  Electrohemostasis                II             510(k)                                   Microvasive
  Catheters/Probes
-----------------------------------------------------------------------------------------------------------------------------------
  Guidewires                       II             510(k)                                   Cook, Meditech, Microvasive
-----------------------------------------------------------------------------------------------------------------------------------
  Laser Fibers                     II             510(k)                                   Laserscope, Lasersonics
-----------------------------------------------------------------------------------------------------------------------------------



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Page 13 of 18             Alliance:                     Medical Facility:
                                   -----------                           -------

CLINICAL AREA
(FDA CATEGORY)                    FDA             PRE-                                       SAMPLE MANUFACTURERS
DEVICE                          CLASS(ES)        MARKET               NOTES                 (NOT A COMPLETE LISTING)
-----------------------------------------------------------------------------------------------------------------------------------
OPHTHALMOLOGY
-----------------------------------------------------------------------------------------------------------------------------------
  Bipolar Hemostatic Erasers       II             510(k)                                   Alcon, Kirwan, Mentor
-----------------------------------------------------------------------------------------------------------------------------------
  Phaco Tips                       II             510(k)                                   Alcon, Allergan, Surgin
-----------------------------------------------------------------------------------------------------------------------------------


ORTHOPEDIC/ARTHROSCOPIC
-----------------------------------------------------------------------------------------------------------------------------------
  Arthroscopic Shavers and         II             510(k)      - Will not process shavers   Arthrotek, Baxter,
  Burrs                                                         that cannot be             Concept/Linvatec, Dyonics, Richard,
                                                                disassembled (curved)      Stryker, Xomed
-----------------------------------------------------------------------------------------------------------------------------------
  Blades
  (Cish Blades, Osteotome,                                                                 Agae, Dyonics, Intek, Padget, 3M,
  Tendon Graft Knife,              II             510(k)                                   Zimmer, Alcon, Mentor, Richards,
  Fasciotomy w/ all pieces)                                                                Xomed
-----------------------------------------------------------------------------------------------------------------------------------
  Bovie Hooks (Meniscetomy/        II             510(k)                                   Linvatec, Dyonics
  Acromioplasty Electrodes)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Aesculap, Arvee, Biomet, Codman,
                                                                                           DePuy, Hall, Jedmed, Komet,
  Burrs                            I              N/A                                      Linvatec, MedNext, Micro-Aire,
                                                                                           Omega, Richards, Severance,
                                                                                           Stryker, Synthes, 3M, XOMED, Zimmer.
-----------------------------------------------------------------------------------------------------------------------------------
  Cartilage Knives                 I              N/A         - Complete sets only         Dyonics
-----------------------------------------------------------------------------------------------------------------------------------
  Chisels                          I              N/A                                      Richards, Synthes
-----------------------------------------------------------------------------------------------------------------------------------
  Compression Sleeves              II             510(k)                                   See `Cardiovascular' Section Above
-----------------------------------------------------------------------------------------------------------------------------------
  Curettes                         I              N/A                                      Richards, Sklar, Stryker, Zimmer
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Acufex, Anspach, Arthrotek,
  Drill Bits                                                                               Arthrex, Biomet, EBI, Har, Hy,
  (Cannulated, Standard, &         I              N/A                                      Intermedix, IOI, Komet, Leibinger,
  Quick-Disconnect)                                                                        Micro-Aire, Mitek, Omega, Orweth,
                                                                                           Osteomed, Richards, Synthes,
                                                                                           Stryker, 3M, VIT, Zimmer
-----------------------------------------------------------------------------------------------------------------------------------
  External Fixation Devices        II             510(k)                                   EBI, Howmedica, Richards, Smith &
                                                                                           Nephew, Orthofix, Synthes, Zimmer
-----------------------------------------------------------------------------------------------------------------------------------
  Guide Pines                      I              510(k)      - Will not process devices   Aesculap, Arthrex, Concept,
                                                                without calibration        Micro-Aire, Richard Allen,
                                                                marks                      Richards, Synthes, Zimmer
-----------------------------------------------------------------------------------------------------------------------------------
  Osteochondral Autograph
  Transfer System                  II             510(k)      - Complete sets only         Arthex
  (Donor/Recipient Devices)
-----------------------------------------------------------------------------------------------------------------------------------
  Rasps                            I              N/A                                      Micro-Aire, Omega, Stryker,
                                                                                           Synthes, 3M, Zimmer
-----------------------------------------------------------------------------------------------------------------------------------
  Reamers - Acetabullar/Patellar   I              N/A                                      Acufex, Arthrex, Concept, DePuy,
  & ACL                                                                                    Linvatec, Richards, Stryker,
                                                                                           Synthes, Zimmer
-----------------------------------------------------------------------------------------------------------------------------------
  Routers                          I              N/A                                      Concept, Synthes
-----------------------------------------------------------------------------------------------------------------------------------



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Page 14 of 18             Alliance:                    Medical Facility:
                                   -----------                          -------

CLINICAL AREA
(FDA CATEGORY)                    FDA             PRE-                                       SAMPLE MANUFACTURERS
DEVICE                          CLASS(ES)        MARKET               NOTES                 (NOT A COMPLETE LISTING)
-----------------------------------------------------------------------------------------------------------------------------------
Orthopedic/Arthroscopic
(Con't.)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Aesculap, Anspach, Arthrex, Biomet,
                                                                                           Black and Decker, Concept, Dyonics,
                                                                                           Hall, Howmedica, Intermedics, J & J,
  Saw Blades                       I              N/A                                      Komet, Micro-Aire, Omega,
                                                                                           Richards, Somen-Geneva, Stryker,
                                                                                           Synovasive, Synthes, UAM, Zimmer
-----------------------------------------------------------------------------------------------------------------------------------
  Cannula Sets                     I              N/A         - Complete sets only         Acufex, Dyonics
-----------------------------------------------------------------------------------------------------------------------------------
  Skill Pins                       II             510(k)
-----------------------------------------------------------------------------------------------------------------------------------
  Taps                             I              N/A                                      Micro-Aire, Omega, Richards,
                                                                                           Stryker, Synthes, Zimmer
-----------------------------------------------------------------------------------------------------------------------------------
  Trephine                         I              N/A                                      Anspach, Micro-Aire, Midas Rex,
                                                                                           Richards, Zimmer
-----------------------------------------------------------------------------------------------------------------------------------


PLASTIC SURGERY
-----------------------------------------------------------------------------------------------------------------------------------
  Dermatome Blades                 I              N/A
-----------------------------------------------------------------------------------------------------------------------------------


NEUROLOGY
-----------------------------------------------------------------------------------------------------------------------------------
  Burrs                            II             510(k)                                   See `Orthopedic/Arthroscopic'
                                                                                           Section Above
-----------------------------------------------------------------------------------------------------------------------------------
  Drill Bits                       II             510(k)                                   See `Orthopedic/Arthroscopic'
                                                                                           Section Above
-----------------------------------------------------------------------------------------------------------------------------------
  Skull Pins                       II             510(k)
-----------------------------------------------------------------------------------------------------------------------------------


                        GENERAL NOTES FOR ALL CATEGORIES
                        --------------------------------
       - Devices without manufacturer's part number will not be processed

                 - Devices with batteries will not be processed

            - Devices with pressure cartridges will not be processed

`FULL PROCESS' involves the cleaning, functional testing, packaging, sterilization of a previously used device.

If you do not see a particular device you are interested in reprocessing, please contact your Alliance sales professional. She/He will work with you and our in-house engineers to evaluate the product.



       -----------------------------------------------------------------
Page 15 of 18             Alliance:                    Medical Facility:
                                   -----------                          -------

                  Resterilization/Repackaging (Unused Products)



        ALLIANCE MEDICAL CORPORATION IS ABLE TO SERVICE MOST OPEN/UNUSED
                         DEVICES EXCEPT THE FOLLOWING:

                             Devices with batteries

                        Devices with pressure cartridges

                              Devices with filters

                    Devices requiring radiation sterilization

                 Coated devices, e.g., heparin, barium, collagen

                       Ballooned devices, e.g., Catheters

                          Devices with latex components

                                Drapes and Gowns

                        Fascial and Subcutaneous Staplers

                     Linear Cutters with Absorbable Staples

                                 Absorbable Pins

                     Implants, e.g., stents, vascular grafts

                    Suture within 3 months of expiration date

                    Vicryl relay sutures not in foil packages

                     Kits and packs without list of contents
   (medications, betadine, paint, any wooden components, hemostatic agents and bone cement will be removed)


`OPEN/UNUSED' (Resterilization) refers to the repackaging and resterilization of a device that has not been used on a patient.


       __________________________________________________________________
Page 16 of 18             Alliance:__________           Medical Facility:_______

                                    Exhibit C
                                Pricing Schedule




























       __________________________________________________________________
Page 17 of 18             Alliance:__________           Medical Facility:_______

                                    Exhibit D
--------------------------------------------------------------------------------
                                ALLIANCE WARRANTY
--------------------------------------------------------------------------------

Under this Agreement, Alliance Medical Corporation (ALLIANCE) will reprocess medical instruments, including cleaning, sharpening and sterilization, in accordance with FDA Guidelines for Quality System Regulations.

ALLIANCE warrants the STERILITY of reprocessed medical instruments unless the packaging of the medical instrument has been damaged or opened. ALLIANCE warrants the FUNCTIONALITY of reprocessed medical instruments until such medical instruments have been used in one medical procedure. ALLIANCE shall refund the cost of reprocessing any medical instrument that does not meet the total satisfaction of MEDICAL FACILITY.

MEDICAL FACILITY acknowledges that ALLIANCE performs a service, and that MEDICAL FACILITY retains the title and ownership of all medical instruments under this Agreement.

MEDICAL FACILITY represents that by providing the medical instruments to ALLIANCE for cleaning and reprocessing, MEDICAL FACILITY is not breaching any contractual obligations to the original manufacturer, which prohibits the reprocessing of medical instruments.

ALLIANCE shall indemnify and hold harmless MEDICAL FACILITY against all claims, demands and liability, all sums for which MEDICAL FACILITY shall become legally obligated to pay as damages caused by bodily injury to patients as a result of ALLIANCE's performance of services under this Agreement. This indemnity and hold harmless obligation shall not apply to damages arising out of misuse of any medical instruments which are the subject of this Agreement. ALLIANCE shall only be liable to Medical Facility for incidental or consequential damages arising out of or related to any act or omission of ALLIANCE and ALLIANCE makes no warranty, express or implied, other than such warranties as expressly described in this Agreement.

ALLIANCE does not warrant reprocessed or cleaned medical instruments which have been or will be resold, modified, altered or treated by MEDICAL FACILITY or any other party.

Terms and conditions of this Service Agreement also appear on the packaging for each medical instrument reprocessed by ALLIANCE.


       __________________________________________________________________
Page 18 of 18             Alliance:__________           Medical Facility:_______